Dobson Covered

Call Fund

Annual Report

July 31, 2005

Fund Advisor:

Dobson Capital Management, Inc.

1422 S. Van Ness Street

Santa Ana, CA 92707

Toll Free 877-2-DOBSON (877-236-2766)

Managements Discussion of Fund Performance

For the twelve month period ended July 31, 2005 our Fund had a total return of 7.00% while the S&P 500 Index had a total return of 14.01%. From Inception through July 31, 2005 our Fund's annualized return was 2.05%, while the S&P 500 Index annualized return was 1.14%. Our Fund's monthly standard deviation based on monthly returns from April 1, 1999 through July 31, 2005 was 3.22 and the S&P 500 standard deviation for the same period was 4.47. Standard deviation is a statistical term that measures the divergence of returns around the average return. The lower this number the less volatile returns were over the defined time period.

	DBCCX	S&P 500 Index
Standard Deviation (volatility level Comparison 4/1/99 through 07/31/05)	3.22	4.47
6 month actual return for the period ended 7/31/05	2.35%	5.45%
1 year actual return for the period 07/31/04 through 07/31/05	7.00%	14.01%
3 year average annual return for the period 07/31/02 through 07/31/05	7.17%	12.59%
5 year average annual return for the period 07/31/00 through 07/31/05	0.38%	-1.38%
Average annual return since inception (3/24/99 through 7/31/05)	2.05%	1.14%

VOLATILITY (RISK) COMPARISON

5.00
4.00
3.00
2.00
1.00
0.00
DBCCX - 3.22
S&P 500 Index - 4.47

The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND'S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT PREDICT FUTURE RESULTS.

not put some lower capitalization issues in the portfolio. The simple answer is that the prospectus states we will invest primarily in dividend paying stocks and history suggest that over time the 100 and 500 Indices correlate very closely. Another reason is that by trading only rarely stocks (see our portfolio turnover rates), an investor knows which stocks we have in the portfolio and can therefore asset allocate around us. An investor can also determine if our option selection is adding value.

Looking at our results from inception and the past five years, our strategy has performed as well as or better than the 500 Index. One can easily see that the one and three year results lag the 500 Index significantly, but are in line when one looks at the 100 Index. Should the larger cap dividend paying stocks come back into favor, as many project, we believe our strategy should exceed expectations for the next year.

Overall, we are pleased with our results from inception and believe we have a reasonable probability of meeting expectations in the future. We believe a covered call strategy should be part of one's overall asset allocation.

Managements Expectations for the Future

We expect competition to increase globally and therefore profits will be modest. We also expect worldwide demand for goods and services to increase, but because countries in Asia and Latin America are developing their own manufacturing capabilities and in many, cases doing their own research and development, competition will increase. As we've said previously we don't view this as a doom and gloom scenario, but we do think this will keep stock market returns in the single digits.

Management's Discussion of Mutual Fund Issues

There have been many issues in the press recently regarding Mutual Fund Disclosure. We would like to address some of them here.

1. Portfolio Ownership. As of July 31, 2005 I am not only the Portfolio Manager of our Fund but am the beneficial owner of approximately 16.5% of the outstanding shares.

2. Soft Dollars. Although soft dollar arrangements are permitted, it is our belief that commission dollars should be used to keep commission costs low. Therefore we have not used, nor do we intend to use, commission dollars to pay for research or other services.

3. Broker/Dealers. Currently we deal with one broker dealer for the purchase and sale of stocks and options.

4. Disaster Recovery. We e-mail a copy of the portfolio whenever changes are made to an offsite location. Our distributor, Unified Financial Securities, Inc. in Indianapolis, Indiana, and our custodian bank, UMB bank in Kansas City, also have records of our current positions.

5. Proxy voting policies. Please contact us if you would like a copy of our proxy voting policies or to see our proxy voting record.

6. 12b-1 fees. Our Fund does not have a 12b-1 plan in place.

I hope the above analysis has been useful and informative. Please do not hesitate to call me toll free at 877-546-3066 if you have any questions and please visit our website at www.dobsoncapital.com.

Charles L. Dobson
Portfolio Manager

See accompanying notes which are an integral part of these financial statements.

See accompanying notes which are an integral part of these financial statements.

See accompanying notes which are an integral part of these financial statements.

See accompanying notes which are an integral part of these financial statements.

See accompanying notes which are an integral part of these financial statements.

See accompanying notes which are an integral part of these financial statements.

See accompanying notes which are an integral part of these financial statements.

See accompanying notes which are an integral part of these financial statements.

See accompanying notes which are an integral part of these financial statements.

See accompanying notes which are an integral part of these financial statements.

See accompanying notes which are an integral part of these financial statements.

Dobson Covered Call Fund
Notes to the Financial Statements
July 31, 2005

NOTE 1. ORGANIZATION

The Dobson Covered Call Fund (the "Fund") was organized as a diversified series of Unified Series Trust (the "Trust") on May 25, 2005. On June 6, 2005, the Fund acquired all of the assets of the Dobson Covered Call Fund, a series of AmeriPrime Funds (the "Predecessor Fund"), in a tax-free reorganization. The Predecessor Fund commenced operations on March 24, 1999. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the "Trust Agreement"). The Trust Agreement permits the Board of Trustees to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board of Trustees. The Fund's investment objective is total return over the long term. The investment advisor to the Fund is Dobson Capital Management, Inc. (the "Advisor").

NOTE 2. LIQUIDATION

On October 17, 2005, the Board of Trustees determined it to be in the best interest of the shareholders to engage in a plan of liquidation and to redeem all outstanding shares of the Fund. The Board has concluded that due to the size of the Fund and the costs associated with operating the Fund, it is unlikely that the Fund will be able to meet its investment objective, and that the Fund therefore should cease operations.

Consequently, the Advisor of the Fund will begin the process of liquidating its portfolio securities, and the proceeds will be held in money market instruments such as money market funds and repurchase agreements until all shares have been redeemed. As a result of the liquidation of the Fund's portfolio, the Fund will no longer be able to pursue its investment objective and the Fund will no longer be invested in equity securities or call options.

Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless payment is requested in cash. Shares of the Fund are otherwise not available for purchase.

From the proceeds of the liquidation of assets, the Fund may retain or set aside in a reserve amounts necessary (i) to discharge any unpaid liabilities on the Fund's books after all remaining assets have been liquidated or written off and (ii) to pay or otherwise provide for such contingent or unascertained liabilities as the Fund shall reasonably deem to exist. During the liquidation period the Advisor will continue to waive management fees and reimburse the Fund for the operating expenses it incurs, but only to the extent necessary to maintain the Fund's total annual operating expenses (excluding brokerage costs, borrowing costs, taxes and extraordinary expenses) at 1.50% of its average daily net assets.

As a result of the Fund adopting a plan of liquidation, the Fund changed its basis of accounting from the going concern basis to the liquidation basis effective October 17, 2005. In the opinion of management, this change in accounting basis does not materially affect the Fund's net asset value.

NOTE 3. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations - Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust (the "Board").

Dobson Covered Call Fund
Notes to the Financial Statements
July 31, 2005 – continued

NOTE 3. SIGNIFICANT ACCOUNTING POLICIES - continued

Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

When pricing securities using the fair value guidelines adopted by the Board, the Advisor seeks to assign the value that represents the amount that the Fund might reasonably expect to receive upon a current sale of the securities. However, given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation, the actual market prices for a security may differ from the fair value of that security as determined by the Advisor at the time of NAV calculation. Thus, discrepancies between fair values and actual market prices may occur. These discrepancies do not necessarily indicate that the fair value methodology is inappropriate. Fair values assigned to securities in the Fund's portfolio will be adjusted, to the extent necessary, as soon as market prices become available.

Option writing - When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Federal Income Taxes- The Fund makes no provision for federal income tax. The Fund intends to continue to qualify each year as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method.

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income, if any, as dividends to its shareholders on at least an annual basis. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Fund intends to distribute its net realized long term capital gains and its net realized short term capital gains, if any, at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Dobson Covered Call Fund
Notes to the Financial Statements
July 31, 2005 – continued

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement, (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the
Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.80% of the average daily net assets of the Fund, less the amount by which total operating expenses, including management fees, exceed 1.50% of the average value of its daily net assets through July 31, 2007. The Advisor has contractually agreed to reimburse the Fund for the operating expenses it incurs, but only to the extent necessary to maintain the Fund's total annual operating expenses (excluding brokerage costs, borrowing costs, taxes and extraordinary expenses) at 1.50% of its average daily net assets. For the fiscal year ended July 31, 2005, the Advisor earned no fees from the Fund. For the fiscal year ended July 31, 2005, the Advisor incurred obligations to reimburse Fund expenses of $65,874. At July 31, 2005 there was a net receivable due from the Advisor in the amount of $60,595.

The Fund retains Unified Fund Services, Inc. ("Unified"), a wholly owned subsidiary of Unified Financial Services, Inc., to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. Unified receives a monthly fee from the Fund equal to an annual rate of 0.10% of the Fund's assets under $50 million, 0.07% of the Fund's assets from $50 million to $100 million, 0.05% of the Fund's assets from $100 million to $150 million, and 0.03% of the Fund's assets over $150 million (subject to a minimum fee of $2,500 per month). For the fiscal year ended July 31, 2005, the Unified earned fees of $28,042 from the Fund for administrative services provided. A Trustee and the officers of the Trust are members of management and/or employees of Unified, and/or officers or shareholders of Unified Financial Services, Inc., the parent company of Unified.

The Fund also retains Unified to act as the Fund's transfer agent and fund accountant. For its services as transfer agent, Unified receives a monthly fee from the Fund of $1.25 per shareholder (subject to various minimum monthly fees the maximum being $1,250 per month for assets of $10 million or more) and reimbursement of out-of-pocket expenses. For the fiscal year ended July 31, 2005, Unified earned fees of $15,620 from the Fund for transfer agent services provided and $7,028 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services to the Fund. For its services as fund accountant, Unified receives an annual fee from the Fund equal to 0.05% of the Fund's assets up to $50 million, 0.04% of the Fund's assets from $50 million to $100 million, 0.03% from $100 million to $150 million, and 0.02% of the Fund's assets over $150 million (subject to various monthly minimum fees, the maximum being $1,667). For the fiscal year ended July 31, 2005, Unified earned fees of $20,505 from the Fund for fund accounting services provided to the Fund.

The Fund retains Unified Financial Securities, Inc. (the "Distributor) to act as the principal distributor of its shares. The Fund has adopted a plan, pursuant to Rule 12b-1 under the Investment Company Act of 1940, which permits the Fund to pay directly, or reimburse the Fund's Advisor and Distributor, for certain distribution and promotion expenses related to marketing its shares, in an amount not to exceed 0.25% of the average daily net assets of the Fund. The plan is currently inactive, therefore, no 12b-1 fees were accrued or paid during the fiscal year ended July 31, 2005. An officer of the Trust is an officer of the Distributor and a Trustee of the Trust has an ownership interest in Unified Financial Services, Inc. (the parent company of the Distributor). As a result, those persons may be deemed to be affiliates of the Distributor.

NOTE 5. INVESTMENTS

For the fiscal year ended July 31, 2005, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Dobson Covered Call Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Dobson Covered Call Fund (the "Fund") as of July 31, 2005, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods indicated prior to July 31, 2004 were audited by McCurdy & Associates CPA's, Inc., whose audit practice was acquired by Cohen McCurdy, Ltd. McCurdy & Associates expressed unqualified opinions on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as of July 31, 2005 by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2005, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the financial statements, the Board of Trustees of the Fund approved a plan of liquidation on October 17, 2005. As a result, the Fund changed its basis of accounting from the going concern basis to the liquidation basis effective October 17, 2005.

Cohen McCurdy, Ltd.
Westlake, Ohio
October 19, 2005

TRUSTEES AND OFFICERS (UNAUDITED)

Independent Trustess

Name, Address*, (Date of Birth), Position with Fund Complex,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (1947) Independent Trustee, December 2002 to present

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Trustee of AmeriPrime Advisors Trust since July 2002; Trustee of Access Variable Insurance Trust since April 2003; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (1946) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust since November 2002; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (1950) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust since November 2002; Trustee of The Unified Funds from 1994 to 2002; Trustee of Firstar Select Funds, a REIT mutual fund, from 1997 to 2000; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Interested Trustees and Principal officers

Name, Address*, (Date of Birth), Position with Fund Complex,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Ronald C. Tritschler (1952)*** Trustee, December 2002 to present

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001, Executive Vice President and Director from 1990 to 2000; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust since November 2002; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Anthony J. Ghoston (1959) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust since July 2004; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

Freddie Jacobs, Jr., CPA (1970)**** Chief Financial Officer and Treasurer, July 2005 to present; Secretary, September 2004 to June 2005

Vice President of Unified Fund Services, Inc., the Trust’s administrator, since December 2003; Assistant Vice President of U.S. Bancorp Fund Services LLC from 2000 to December 2003, Trust Officer from 1998 to 2000; Chief Financial Officer and Treasurer of AmeriPrime Advisors Trust since July 2005; Secretary of AmeriPrime Funds and AmeriPrime Advisors Trust from September 2004 to June 2005; Secretary of CCMI Funds from September 2004 to March 2005; Principal Accounting Officer of Lindbergh Funds from February 2004 to February 2005.

Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust since October 2004; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since December 2004 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather A. Barnes (1975)**** Secretary, July 2005 to present

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust since July 2005.

*	The address for each of the trustees and officers is 431 N. Pennsylvania St., Indianapolis, IN 46204.

** Fund Complex refers to AmeriPrime Advisors Trust and Unified Series Trust. The Fund Complex currently consists of 27 series.

*** Mr. Tritschler may be deemed to be an “interested person” of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent of the distributor of certain series in the Fund Complex.

**** Effective as of July 1, 2005, the Board appointed Mr. Jacobs as CFO and Treasurer of the Trust to fill the vacancy created by the resignation of Mr. Thomas Napurano. The Board also appointed Ms. Barnes (previously Assistant Secretary) as Secretary of the Trust.

OTHER INFORMATION

The Funds Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request. You may call toll-free (877) 236-2766 to request a copy of the SAI or to make shareholder inquiries.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent twelve month period ended June 30, are available without charge upon request by (1) calling the Fund at (877) 236-2766 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov .

APPROVAL OF MANAGEMENT AGREEMENT
(UNAUDITED)

The management agreement between the Advisor and the Trust (the "Agreement") was approved by the Board, including a majority of the Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively, the "Independent Trustees" and, each an "Independent Trustee"), at an in-person meeting held on May 25, 2005. Prior to the meeting, the Trustees received and reviewed materials provided by the Advisor, including current financial statements and Form ADV Part II of the Advisor, and a letter to the Board from the Advisor describing its current business and compliance activities. In its materials, the Advisor advised the Board that there were no proposed changes to the management agreement previously in place for the Predecessor Fund. The Advisor also notified the Board that it contractually has agreed to waive its fee and, to the extent necessary, reimburse the Fund so that total operating expenses (excluding brokerage costs, borrowing costs, taxes and extraordinary expenses) do not exceed 1.50% of average daily net assets through July 31, 2007.

At the meeting, the Board reviewed reports comparing the Predecessor Fund's performance, the Fund's management fee and total expenses to those of its peer group. The Board noted that the Fund's total expenses (after reimbursement) are lower than its peer group's (1.50% v. 1.67%), and the Predecessor Fund underperformed its peer group for the past one year, but that performance was improving and the Predecessor Fund outperformed its peer group for the prior three months. The Board held a telephone conference with the Fund's Portfolio Manager to discuss the Predecessor Fund's performance and the Advisor's business and compliance activities. The Portfolio Manager advised the Board that he manages the Fund and no other separate accounts or pooled investment vehicles. The Board questioned him about the Advisor's use of soft dollars, profitability of the Agreement and whether any personnel changes at the firm are anticipated. The Portfolio Manager advised the Board that the Advisor does not engage in soft dollar arrangements, that the Agreement is not profitable because the Advisor has been reimbursing Predecessor Fund expenses for the past three years and that no changes in personnel or management style are expected at the Advisor. He also stated that the Advisor has in place a Code of Ethics reasonably designed to prevent violations of the federal securities laws.

Based on, among other factors, the Fund's low expense ratio and improving performance record of the Predecessor Fund under the management of the Advisor, the Board, including the Independent Trustees, unanimously determined that the Agreement between the Trust and the Advisor on behalf of the Fund was in the best interests of the Fund and its shareholders. The Board noted that the Agreement would remain in effect for a period of two years from the date of its execution and, thereafter, from year to year, subject to approval by the Board, including a majority of the Independent Trustees.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.

(c) Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the Funds' code of ethics, but the Advisors have adopted a new Code of Ethics. We will provide it to any person who requests it, free of charge pursuant to Item 2 (f)(3).

(d) Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) Not Applicable

(f) A copy of the Code of Ethics may be provided, without charge, upon request. You may call toll-free (877) 236-2766 to request a copy of the Code of Ethics.

Item 3. Audit Committee Financial Expert.

(a) The registrant's Board of Trustees has determined that the registrant does not have an audit committee financial expert. The Board of Trustees has determined that, although none of its members meet the technical definition of an audit committee financial expert, the Board of Trustees has sufficient financial expertise to adequately perform its duties without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a) <u>**Audit Fees**</u>

FY 2005	$ 13,601
FY 2004	$ 17,288

(b) **Audit-Related Fees**

	Registrant
FY 2005	N/A
FY 2004	N/A
Nature of the fees:	

(c) **Tax Fees**

	Registrant
FY 2005	$ 900
FY 2004	$ 675
Nature of the fees:	Preparation of the 1120-RICs

(d) **All Other Fees**

	Registrant
FY 2005	$0
FY 2004	$0
Nature of the fees:	

(e) (1) **Audit Committee's Pre-Approval Policies**

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors' specific representations as to their independence;

(2) **Percentages of Services Approved by the Audit Committee**

	Registrant
Audit-Related Fees:	100%
Tax Fees:	100%
All Other Fees:	N/A

(f) During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant
FY 2005	$ 0
FY 2004	$ 0

(h) Not applicable. The auditor performed no services for the registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE

Item 6. Schedule of Investments. NOT APPLICABLE – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders. NOT APPLICABLE
The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11. Controls and Procedures.
(a) Based on an evaluation of the registrant's disclosure controls and procedures as of October 5, 2005, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code is filed herewith

(a)(2) Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3) Not Applicable – there were no written solicitations to purchase securities under Rule 23c-1 during the period

(b) Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.